Subsequent events	6 Months Ended
Jun. 30, 2013
Subsequent events [Abstract]
Subsequent events

15. Subsequent events

On July 12, 2013, the Board of Directors unanimously authorized management to repurchase up to US$60 million of the Company's shares (the 2015 Repurchase Program) from the approval date to the end of 2015. The Board of Directors also agreed to review the Company's share repurchase program periodically and to adjust the amount authorized for repurchase as necessary.

Pursuant to a Securities Purchase Agreement entered into on September 19, 2013, the Company issued and sold a Senior Secured Convertible Note in the aggregate principal amount of US$75,761,009 (the "Convertible Note") and 12,000,000 Common Shares (the "Common Shares") to an institutional investor. The Company received gross proceeds of approximately US$108,600,000 from the issuance of the Convertible Note and the sale of the Common Shares. The Convertible Note bears interest at 5.00% per annum payable semi-annually. Interest is payable on March 19 and September 19 of each year, commencing March 19, 2014. The final maturity date of the Convertible Note is September 19, 2018.

On September 16, 2013, the Company acquired a parcel of land in Xingyang, Henan Province for a purchase price of RMB116.6 million, equivalent to US$19.0 million.

On September 27, 2013, the Company acquired a parcel of land in Suzhou, Jiangsu Province for a purchase price of RMB1.0 billion, equivalent to US$163 million.

On September 30, 2013, the Company acquired two parcels of land which are adjacent to one another in the Er Qi District of Zhengzhou, Henan Province for a purchase price of RMB321.0 million, equivalent to US$52.0 million.

On October 18, 2013, Kunshan Xinyuan Real Estate Co., Ltd., a subsidiary of the Company, completed a purchase of a residential real estate project in Kunshan, Jiangsu Province by acquiring 100% of the equity interest of the project developer, Jiangsu Jiajing Real Estate Company, a local privately-held real estate company in Kunshan for a total acquisition price of RMB844.1 million (approximately US$137.3 million). The total acquisition price includes an assumption of approximately RMB276 million (approximately US$45 million) of the acquired entity's existing debt and former shareholder's loans. The Company is in the process of evaluating the acquisition accounting treatment as well as future LAT and CIT tax impact associated with this acquisition.

On October 21, 2013, Henan Xinyuan Real Estate Co., Ltd., a subsidiary of the Company, completed a purchase of 51% of the equity interest of Shaan'xi Zhongmao Economic Development Co., Ltd. ("Shaan'xi Zhongmao") in Xi'an city, Shaan'xi province, for a total acquisition price of RMB36.9 million (approximately US$6.0 million). The Company intends to use Shaan'xi Zhongmao to seek real estate development opportunities in Xi'an city. The Company is in the process of evaluating the acquisition accounting treatment as well as future tax impact associated with this acquisition.